UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2021

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
(a)On July 21, 2021, Texas Capital Bancshares, Inc. (the “Company”) issued a press release and made available presentation slides regarding its operating and financial results for its fiscal quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this report (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)On July 20, 2021, the Board of Directors of the Company (the “Board”) elected Paola Arbour as a member of the Board. Ms. Arbour will serve as a member of the Board’s Risk Committee.
Ms. Arbour currently serves as Executive Vice President and Chief Information Officer of Tenet Healthcare (“Tenet”) (NYSE: THC). In this role, Ms. Arbour oversees the leadership and strategic direction for Tenet’s information technology systems and identifies opportunities to support the company’s expansive care network through the application of digital technology, data analytics, automation and customer experience.
In connection with her election, Ms. Arbour was granted 1,077 shares of restricted stock units under the Company’s 2015 Long-Term Incentive Plan that will vest on the first anniversary of the date of grant. Ms. Arbour will receive cash compensation commensurate with that received by the Company’s other non-management directors, as described in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 11, 2021. The Company will enter into a standard director indemnity agreement with Ms. Arbour, a form of which was filed with the SEC as Exhibit 10.14 to the Company’s Annual Report on Form 10-K on February 21, 2014.
Item 8.01.    Other Events.
As previously announced, the Company will host a conference call and live webcast today at 4:30 p.m. EDT to review the Company’s financial results for the period ended June 30, 2021.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1     Press Release, dated July 21, 2021 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended June 30, 2021

99.2    Presentation dated July 21, 2021 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended June 30, 2021

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 21, 2021	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer